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Exhibit 10.18

INTERCOMPANY SUBORDINATION AGREEMENT

    THIS INTERCOMPANY SUBORDINATION AGREEMENT (this "Agreement"), dated as of November 28, 2001, is made among the Obligors (as defined below), and BANK OF AMERICA, N.A., as agent ("Agent") for itself and the lenders ("Lenders") party to the Credit Agreements (as defined below), in light of the following:

    WHEREAS, 3Com Corporation, a Delaware corporation ("3Com"), on the one hand, and Agent and Lenders (collectively, and together with any successors or assigns of any of the foregoing, the "Credit Parties"), on the other hand, are parties to that certain Credit Agreement, dated as of even date herewith (as amended, modified, renewed, extended, or replaced from time to time, the "US Credit Agreement"), pursuant to which the Credit Parties have agreed to make certain financial accommodations to 3Com;

    WHEREAS, 3Com Technologies, an exempted limited liability company incorporated in the Cayman Islands ("3Com Tech"), and 3Com Europe Limited, a company incorporated in England and Wales with registered number 2600346 ("3Com Europe"), on the one hand, and the Credit Parties, on the other hand, are parties to that certain Credit Agreement, dated as of even date herewith (as amended, modified, renewed, extended, or replaced from time to time, the "International Credit Agreement"; the International Credit Agreement, together with the US Credit Agreement, are collectively referred to herein as the "Credit Agreements"), pursuant to which the Credit Parties have agreed to make certain financial accommodations to 3Com Tech and 3Com Europe;

    WHEREAS, each Obligor has made or may make certain loans or advances from time to time to one or more other Obligors, or such other Obligors may otherwise be indebted to such Obligor; and

    WHEREAS, each Obligor has agreed to subordinate in favor of the Credit Parties all indebtedness of the other Obligors owing to such Obligor, upon the terms and subject to the conditions set forth in this Agreement.

    NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

    SECTION 1.  Definitions; Interpretation.

      (a)  Terms Defined in Credit Agreements.  All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreements.

      (b)  Certain Defined Terms.  As used in this Agreement, the following terms shall have the following meanings:

        "Insolvency Events" has the meaning set forth in Section 3.

        "Non-US Obligors" means, individually and collectively, all Obligors that are not US Obligors.

        "Obligors" means, individually and collectively, 3Com, 3Com Tech, 3Com Europe, 3Com Holdings Limited, 3Com Asia Pacific Rim Pte. Ltd., 3Com IFSC (Ireland), 3Com Ventures, Inc., 3Com U.K Holdings Limited, and any Subsidiary acquired or created after the Closing Date and designated to the Agent as a Restricted Subsidiary by Borrower.

        "Senior Debt" means: (a) as applied to any US Obligor, the Obligations on a cumulative basis under both Credit Agreements; and (b) as applied to any Non-US Obligor, the Obligations under the International Credit Agreement only.

        "Subordinated Debt" means, with respect to each Obligor, all indebtedness, liabilities, and other obligations of the other Obligors (individually and jointly with other Obligors) owing to such Obligor in respect of any and all loans or advances made by such Obligor to such other Obligor, or any other indebtedness of such other Obligor to such Obligor (other than trade debt), whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by such other Obligor to such Obligor under or in connection with any documents or instruments related thereto. The foregoing notwithstanding, "Subordinated Debt" shall not include any indebtedness, liabilities and other obligations that a US Obligor owes to any Non-US Obligor.

        "Subordinated Debt Payment" means any payment or distribution by or on behalf of any Obligor, directly or indirectly, for or on account of any Subordinated Debt, including, without limitation, any payment or distribution of assets of such Obligor of any kind or character, whether in cash, property, or securities, made in connection with a purchase, redemption, or other acquisition of Subordinated Debt, made as a result of any collection, sale, or other disposition of Collateral, or made by setoff, exchange, or in any other manner.

        "US Obligors" means, individually and collectively, all Obligors organized under the laws of any jurisdiction of the United States.

      (c)  Interpretation.  Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement. If there exists any inconsistency between the terms of either Credit Agreement and this Agreement or if the terms, conditions, or obligations under this Agreement are any more restrictive on any Obligor, then the terms of the applicable Credit Agreement shall prevail, so that nothing herein contained shall impose any greater or more onerous liability or restriction on any Obligor than is imposed on any Obligor under the applicable Credit Agreement. To the extent any provision of the applicable Credit Agreement addresses the same subject matter covered by a provision hereunder, actions or omissions which are expressly permitted or not prohibited by the terms of such Credit Agreement shall not constitute a breach of the express or implied terms of this Agreement.

    SECTION 2.  Subordination to Payment of Senior Debt.  Except as otherwise provided herein, as to each Obligor, all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment, in full, in cash or cash equivalents, of the Senior Debt applicable to each Obligor.

    SECTION 3.  Subordination Upon Any Distribution of Assets of the Obligors.  As to each Obligor, if, after a Liquidity Trigger Event, there shall be any payment or distribution of assets of any other Obligor to such Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such other Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such other Obligor, or otherwise (such events, collectively, the "Insolvency Events"): (i) all amounts owing on account of the Senior Debt applicable to such Obligor shall first be paid, in full, in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which such Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Agent, for the ratable benefit of the Credit Parties, for application to the payment of the Senior Debt applicable to such Obligor in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Agent in respect of such Senior Debt applicable to such Obligor.

    SECTION 4.  Payments on Subordinated Debt.

      (a)  Permitted Payments.  So long as no Liquidity Trigger Event has occurred and is continuing, each Obligor may make, and each other Obligor shall be entitled to accept and receive, any Subordinated Debt Payment.

      (b)  No Payment Upon Liquidity Trigger Event.  Upon the occurrence of a Liquidity Trigger Event, and until such Liquidity Trigger Event is cured or waived, each Obligor shall not make, and each other Obligor shall not accept or receive, any Subordinated Debt Payment. Notwithstanding anything to the contrary in this Agreement, from and after a Liquidity Trigger Event, no US Obligors shall make any payments to any Non-US Obligor, on account of any indebtedness, liabilities and other obligations of such US Obligor to such Non-US Obligor.

    SECTION 5.  Subordination of Remedies.  Until all Senior Debt, as applicable to each Obligor, has been repaid in full, in cash or cash equivalents, and all commitments of Agent or any member of the Credit Parties to extend credit under the Credit Agreements and the other Loan Documents have been irrevocably terminated, such Obligors shall not, after a Liquidity Trigger Event, without the prior written consent of Agent:

      (a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of any other Obligor owing to such Obligor;

      (b) exercise any rights under or with respect to guaranties of the Subordinated Debt by any Obligor, if any;

      (c) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of such Obligor to any other Obligor against any of the Subordinated Debt; or

      (d) commence, or cause to be commenced, or join with any creditor other than a member of the Credit Parties in commencing, any bankruptcy, insolvency, or receivership proceeding against any other Obligor.

    SECTION 6.  Payment Over to Agent.  In the event that, notwithstanding the provisions of Sections 3, 4, and 5, any Subordinated Debt Payments shall be received in contravention of such Sections 3, 4, and 5 by any Obligor before all Senior Debt applicable to such Obligor is paid, in full, in cash or cash equivalents, such Subordinated Debt Payments shall be held in trust for the benefit of the Credit Parties and shall be paid over or delivered to Agent for the ratable benefit of the Credit Parties for application to the payment, in full, in cash or cash equivalents of all Senior Debt remaining unpaid to the extent necessary to give effect to such Sections 3, 4, and 5, after giving effect to any concurrent payments or distributions to Agent in respect of the Senior Debt applicable to such Obligor.

    SECTION 7.  Authorization to Agent.  If, while any Subordinated Debt is outstanding, there is an occurrence and continuation of an Event of Default with respect to any other Obligor or its property: (i) to the extent of any outstanding Senior Debt, as applicable to each Obligor, each Obligor hereby irrevocably authorizes and empowers Agent (in the name of such Obligors or otherwise), but Agent shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of such Obligors' respective Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Credit Parties; and (ii) to the extent of any outstanding Senior Debt, as applicable to each Obligor, each Obligor shall promptly take such action as Agent reasonably may request (A) to collect the Subordinated Debt for the account of the Credit Parties and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

    SECTION 8.  Certain Agreements of Each Obligor.

      (a)  No Benefits.  Each Obligor understands that there may be various agreements between the Credit Parties and any other Obligor evidencing and governing the Senior Debt applicable to each Obligor, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor and that neither Agent nor any member of the Credit Parties shall have any obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

      (b)  No Interference.  Each Obligor acknowledges that certain, but not all, of the other Obligors have granted to Agent on behalf of the Credit Parties a security interest in certain portions of such Obligor's assets, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by Agent for the ratable benefit of the Credit Parties in accordance with applicable law.

      (c)  Reliance by Credit Parties.  Each Obligor acknowledges and agrees that the Credit Parties will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the applicable Loan Documents and making or issuing the Advances thereunder.

      (d)  Waivers.  Except as provided under the applicable Credit Agreement, each Obligor waives any and all notice of the incurrence of the Senior Debt applicable to such Obligor or any part thereof and any right to require marshaling of assets.

      (e)  Obligations of Each Obligor Not Affected.  Each Obligor agrees that at any time and from time to time, without notice to or the consent of such Obligor, without incurring responsibility to such Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Agent or the Credit Parties hereunder: (i) the time for any other Obligor's performance of or compliance with any of its agreements contained in the applicable Loan Documents may be extended or such performance or compliance may be waived by Agent; (ii) the agreements of any other Obligor with respect to the applicable Loan Documents may from time to time be modified by such other Obligor and Agent for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such other Obligor or Agent thereunder; (iii) the manner, place, or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by any other Obligor and any member of the Credit Parties; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Agent on behalf of the Credit Parties may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the other Obligors, any other Person, or with respect to any Collateral may be exercised (or Agent may waive or refrain from exercising such rights).

      (f)  Rights of Credit Parties Not to Be Impaired.  No right of the Credit Parties to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any Obligor or any member of the Credit Parties hereunder or under or in connection with the other applicable Loan Documents or by any noncompliance by such other Obligor with the terms and provisions and covenants herein or in any other applicable Loan Document, regardless of any knowledge thereof the Credit Parties may have or otherwise be charged with.

      (g)  Financial Condition of the Obligors.  Except as provided under the applicable Credit Agreement, each Obligor shall not have any right to require Agent or any member of the Credit Parties to obtain or disclose any information with respect to: (i) the financial condition or character of any other Obligor or the ability of such other Obligor to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; or (v) any action or inaction on the part of Agent or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

      (h)  Acquisition of Liens or Guaranties.  Each Obligor shall not, without the prior consent of Agent, acquire any Lien against any Collateral (other than Permitted Liens) not owned by such Obligor. Each Obligor shall not, without prompt notice to Agent, accept any guaranties for the Subordinated Debt which are not currently existing or being entered into in connection with the transactions contemplated by the applicable Loan Documents.

    SECTION 9.  Subrogation.

      (a)  Subrogation.  Until the payment and performance in full of all Senior Debt applicable to such Obligor, each Obligor shall not directly or indirectly exercise any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to Agent hereunder or otherwise. Upon the payment and performance in full of all Senior Debt applicable to such Obligor, each Obligor shall be subrogated to the rights of the Credit Parties to receive payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full. For the purposes of the foregoing subrogation, no payments or distributions by any Obligor to Agent, for the ratable benefit of the Credit Parties, of any cash, property, or securities to which any other Obligor would be entitled except for the provisions of Section 3, 4, or 5 shall, as among such Obligor, its creditors (other than the Credit Parties), and the other Obligors, be deemed to be a payment by such Obligor to or on account of the Senior Debt.

      (b)  Payments Over to the Obligors.  If any payment or distribution to which any Obligor would otherwise have been entitled but for the provisions of Section 3, 4, or 5 shall have been applied pursuant to the provisions of Section 3, 4, or 5 to the payment of all amounts payable under the Senior Debt applicable to such Obligor, such Obligor shall be entitled to receive from Agent any payments or distributions received by Agent in excess of the amount sufficient to pay in full all amounts payable under or in respect of such Senior Debt. If any such excess payment is made to Agent, Agent shall promptly remit such excess to such Obligor and until so remitted shall hold such excess payment for the benefit of such Obligor. To the extent Agent remits any payments to an Obligor hereunder, such Obligor shall indemnify the Agent and the Credit Parties and hold the Agent and the Credit Parties harmless from and against any claims made by any Person (including a trustee in bankruptcy) to recover from Agent or any member of the Credit Parties such payment or distribution that gave rise to the remittance made to the Obligor.

    SECTION 10.  Continuing Agreement; Reinstatement.

      (a)  Continuing Agreement.  This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until payment and performance in full of the Senior Debt applicable to such Obligor and: (i) with respect to Non-US Obligors, termination of the International Credit Agreement, and with respect to US Obligors, termination of each Credit Agreement. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with any other Obligor.

      (b)  Reinstatement.  This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of the other Obligor shall be rescinded or must otherwise be restored by Agent, whether as a result of an Insolvency Event or otherwise.

    SECTION 11.  Transfer of Subordinated Debt.  Each Obligor may not assign or transfer its rights and obligations in respect of the Subordinated Debt without: (i) prior written notice to Agent, and (ii) such non-Obligor transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt, shall agree to be bound hereby, in form satisfactory to Agent.

    SECTION 12.  Obligations of the Obligors Not Affected.  The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Obligor against the other Obligors, on the one hand, and of the Credit Parties against such other Obligors, on the other hand. Nothing contained in this Agreement shall (i) impair, as between each Obligor and each other Obligor, the obligation of such other Obligor to pay its obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of each Obligor against each other Obligor, on the one hand, and of the creditors (other than the Credit Parties) of such other Obligor against such other Obligor, on the other hand.

    SECTION 13.  Endorsement of Obligor Documents; Further Assurances and Additional Acts.

      (a)  Endorsement of Obligor Documents.  At the request of Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Obligor shall promptly deliver to Agent evidence of the same.

      (b)  Further Assurances and Additional Acts.  Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Agent with evidence of the foregoing reasonably satisfactory in form and substance to Agent.

    SECTION 14.  Notices.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent, or delivered in accordance with the notice provisions contained in the applicable Credit Agreement. For the purposes hereof, the address of each party hereto shall be as set forth in the applicable Credit Agreement or, as to any such party, such other address as shall be designated by such party in a written notice to the other parties hereto.

    SECTION 15.  No Waiver; Cumulative Remedies.  No failure on the part of Agent to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Agent.

    SECTION 16.  Costs and Expenses.

      (a)  Payments by the Obligors.  Each of the Obligors jointly and severally agrees to pay to Agent on demand all reasonable costs and expenses of Agent or the Credit Parties, and the reasonable fees and disbursements of counsel, in connection with the negotiation, preparation, execution, delivery, administration, enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement (including any amendments, modifications, or waivers of the terms hereof), including any losses, costs and expenses sustained by Agent or the Credit Parties as a result of any failure by any Obligor to perform or observe its obligations contained in this Agreement.

    SECTION 17.  Survival.  All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid. Without limiting the generality of the foregoing, the obligations of each Obligor under Section 16 shall survive the satisfaction of the Senior Debt.

    SECTION 18.  Benefits of Agreement.  This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

    SECTION 19.  Binding Effect.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor and Agent and their respective successors and permitted assigns.

    SECTION 20.  Governing Law; Choice of Forum; Service of Process.

        (i)  THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF CALIFORNIA; PROVIDED THAT THE CREDIT PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        (ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES OF AMERICA LOCATED IN SANTA CLARA COUNTY, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE OBLIGORS, THE AGENT, AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE OBLIGORS, THE AGENT, AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE CREDIT PARTIES SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OBLIGOR, OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE CREDIT PARTIES DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE

    COLLATERAL OR OTHER SECURITY FOR THE SENIOR DEBT AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

        (iii) EACH OF THE OBLIGORS HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH OBLIGOR AT ITS ADDRESS SET FORTH IN SECTION 14 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF CREDIT PARTIES TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

        (iv) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER APPLICABLE LOAN DOCUMENT INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL AT THE REQUEST OF EITHER PARTY BE DETERMINED BY BINDING ARBITRATION. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this AGREEMENT, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of either party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

        (v) Notwithstanding the provisions of (d) above, no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or related to an Guaranteed Obligation which is secured by real property collateral (exclusive of real estate space lease assignments). If all the parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in Section 20(v).

        (vi) At the request of either party a controversy or claim which is not submitted to arbitration as provided and limited in Section 20(iv) and (v) shall be determined by judicial reference. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced.

        (vii) No provision of Sections (iv) through (vii) shall limit the right of the Credit Parties to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At the Agent's and/or Security Trustee's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

    SECTION 21.  WAIVER OF JURY TRIAL.  SUBJECT TO THE PROVISIONS OF SECTION 20(iv), THE OBLIGORS, THE AGENT, AND THE LENDERS EACH IRREVOCABLY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE OBLIGORS, THE AGENT, AND THE LENDERS EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS A AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

    SECTION 22.  Entire Agreement; Amendments and Waivers.

      (a)  Entire Agreement.  This Agreement constitutes the entire agreement of each of the Obligors and Agent on behalf of the Credit Parties with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto.

      (b)  Amendments and Waivers.  No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Obligors and Agent; and no waiver of any provision of this Agreement, or consent to any departure by any Obligor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

    SECTION 23.  Conflicts.  In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

    SECTION 24.  Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

    SECTION 25.  Interpretation.  This Agreement is the result of negotiations between, and has been reviewed by the respective counsel to, the Obligors and Agent and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against any party merely because of such party's involvement in the preparation hereof.

    SECTION 26.  Counterparts; Telefacsimile Execution.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally effective as delivery of an executed original counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. This Agreement shall become effective as to each Obligor upon the execution and delivery of a counterpart hereof by such Obligor (whether or not a counterpart hereof shall have been executed and delivered by any other Obligor).

    SECTION 27.  Termination of Agreement.  Upon final payment and performance in full, in cash or cash equivalents, of the Senior Debt, this Agreement shall terminate and Agent shall promptly execute and deliver to each Obligor such documents and instruments as shall be necessary to evidence such termination; provided, however, that the obligations of each Obligor under Section 16 shall survive such termination until satisfaction thereof.

[Signature page to follow.]

    IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first written above.

3COM CORPORATION, a Delaware corporation
By:
Name:
Title:
3COM TECHNOLOGIES, an exempted limited liability company incorporated in the Cayman Islands
By:
Name:
Title:
3COM EUROPE LIMITED, a company incorporated in England and Wales with registered number 2600346
By:
Name:
Title:
3COM HOLDINGS LIMITED.,
By:
Name:
Title:
3COM ASIA PACIFIC RIM PTE. LTD.,
By:
Name:
Title:
3COM IFSC (IRELAND),
By:
Name:
Title:
3COM VENTURES, INC.,
By:
Name:
Title:

3COM U.K HOLDINGS LIMITED,
By:
Name:
Title:
BANK OF AMERICA, N.A., as Agent and a Lender
By:
Name:
Title:

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  Exhibit 10.18
INTERCOMPANY SUBORDINATION AGREEMENT